[UBS WARBURY LOGO]                                        [LEHMAN BROTHERS LOGO]


                                     ANNEX B
                    LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C7
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-C7


                                 $1,214,055,882
                                  (APPROXIMATE)
                          INITIAL MORTGAGE POOL BALANCE


                           NY                   21.3%
                           CA                   16.9%
                           VA                   14.8%
                           NJ                   10.3%
                           FL                    7.7%
                           MD                    7.0%
                           MO                    4.2%
                           TX                    3.7%
                           PA                    2.7%
                           GA                    2.5%
                           CT                    2.0%
                           OH                    1.5%
                           NH                    1.3%
                           AZ                    1.3%
                           MI                    1.1%
                           CO                    0.6%
                           AR                    0.3%
                           MA                    0.3$
                           IL                    0.2$
                           DC                    0.2$
                           NV                    0.1%

                   % of Initial Pool by Cut-Off Date Balance

[UBS WARBURY LOGO]                                        [LEHMAN BROTHERS LOGO]

                           CREDIT SUISSE FIRST BOSTON

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C7

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,

                                 SERIES 2001-C7

     CREDIT
  ENHANCEMENT

--------------------------------------------------------------------------------
        %                        CLASS A-1
                     ---------------------------------
                                 CLASS A-2
                     ---------------------------------
                                 CLASS A-3
------------------------------------------------------
        %                         CLASS B
------------------------------------------------------
        %                         CLASS C
------------------------------------------------------
        %                         CLASS D
------------------------------------------------------
        %                         CLASS E
------------------------------------------------------
        %                         CLASS F
------------------------------------------------------
        %                         CLASS G                    CLASS X(1)
------------------------------------------------------
        %                         CLASS H
------------------------------------------------------
        %                         CLASS J
------------------------------------------------------
        %                         CLASS K
------------------------------------------------------
        %                         CLASS L
------------------------------------------------------
        %                         CLASS M
------------------------------------------------------
        %                         CLASS N
------------------------------------------------------
        %                         CLASS P
------------------------------------------------------
       N/A                        CLASS Q
--------------------------------------------------------------------------------

(1) The Class X certificates have the right to the excess interest from the underlying mortgage loans in the trust. The Class X certificates will be privately placed


----------------------------------------------------------------------------------------------------------------------------------
  CLASS         ORIGINAL FACE           RATINGS            COUPON        INITIAL   WTD AVG LIFE     PRINCIPAL        OFFERING
                   AMOUNT            (MOODY'S/S&P)      DESCRIPTION      COUPON    (YEARS) (1)      WINDOW(1)          TYPE
----------------------------------------------------------------------------------------------------------------------------------
   A-1                                  Aaa/AAA          Fixed Rate                                                   Public
----------------------------------------------------------------------------------------------------------------------------------
   A-2                                  Aaa/AAA          Fixed Rate                                                   Public
----------------------------------------------------------------------------------------------------------------------------------
   A-3                                  Aaa/AAA          Fixed Rate                                                   Public
----------------------------------------------------------------------------------------------------------------------------------
    B                                    Aa2/AA          Fixed Rate                                                   Public
----------------------------------------------------------------------------------------------------------------------------------
    C                                     A2/A         Fixed Rate(2)                                                  Public
----------------------------------------------------------------------------------------------------------------------------------
    D                                    A3/A-         Fixed Rate(2)                                                  Public
----------------------------------------------------------------------------------------------------------------------------------
    E                                  Baa1/BBB+       Fixed Rate(2)                                               Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    F                                   Baa2/BBB       Fixed Rate(2)                                               Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    G                                  Baa3/BBB-            WAC(3)                                                 Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    H                                   Ba1/BB+          Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    J                                    Ba2/BB          Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    K                                   Ba3/BB-          Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    L                                    B1/B+           Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    M                                     B2/B           Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    N                                    B3/B-           Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    P                                   Caa2/CCC         Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    Q                                      NR            Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    X                     (4,7)         Aaa/AAA           WAC I/O                      (5)              (6)        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL                                    --                --                        --              --               --
----------------------------------------------------------------------------------------------------------------------------------

(1) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates
(2) For any distribution date, if the weighted average of certain net mortgage interest rates on the mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net mortgage interest rate
(3) "WAC" describes a variable coupon equal to the weighted average of certain net mortgage interest rates on the underlying mortgage loans
(4)  Represents notional amount of the Class X certificates
(5) Represents weighted average life of notional amount of the Class X certificates
(6) Represents period over which the notional amount of the Class X certificates will be reduced to zero
(7)  The Class X certificates have rights to the excess interest off all loans

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------

CERTAIN OFFERING POINTS

o ORIGINATORS OF COLLATERAL. The collateral consists of 115 mortgage loans (the "Mortgage Loans") with a principal balance, as of November 12, 2001 (the "Cut-Off Date"), of approximately $1.21 billion. Generally, the mortgage loans were originated by affiliates of Lehman Brothers Bank FSB or UBS Warburg Real Estate Investments Inc., either directly or through conduit correspondents.

o CALL PROTECTION. 100.0% of the Mortgage Loans contain call protection provisions. As of the Cut-Off Date, 100.0% of the Mortgage Loans provide for an initial lockout period. Following their initial lockout periods, 113 Mortgage Loans representing 98.2% of the initial mortgage pool balance prohibit voluntary prepayments but permit defeasance for some part of their remaining terms. The Mortgage Loans are generally prepayable without penalty between zero to six months prior to Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of two months.

o    NO LOAN IS DELINQUENT 30 DAYS OR MORE AS OF THE CUT-OFF DATE.

o WEIGHTED AVERAGE REMAINING LOCK-OUT PERIOD AND, IF APPLICABLE, DEFEASANCE OF 8.7 YEARS.

o $10,557,008 AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE; $7,356,817 AVERAGE LOAN BALANCES EXCLUDING THE 2 LARGE INVESTMENT GRADE LOANS AS THE CUT-OFF DATE.

o 1.50X WEIGHTED AVERAGE UNDERWRITTEN DEBT SERVICE COVERAGE RATIO ("U/W DSCR"), BASED ON UNDERWRITTEN NET CASH FLOW, AS OF THE CUT-OFF DATE.

o    65.2% WEIGHTED AVERAGE LOAN TO VALUE ("LTV") AS OF THE CUT-OFF DATE.

o    55.4% WEIGHTED AVERAGE LTV AT MATURITY OR ARD.

o THERE WILL BE 5 INVESTMENT GRADE LOANS TO BE INCLUDED IN THE MORTGAGE POOL (the Mortgage Loans secured by The UBS Warburg Building, Fashion Centre at Pentagon City, Connell Corporate Center I, Plaza Frontenac and the Amsdell Portfolio, respectively), representing in the aggregate 43.1% of the initial mortgage pool balance as of the Cut-Off Date, which have been confirmed to us by Moody's and/or S&P, in the context of their inclusion in the securitization trust, as having investment grade credit characteristics (the "Investment Grade Loans").

o ONE OF THE INVESTMENT GRADE LOANS IS THE PRODUCT OF AN "A/B NOTE" STRUCTURE ("THE UBS WARBURG BUILDING A NOTE LOAN"): As of the Cut-Off Date, The UBS Warburg Building A Note Loan ($216,000,000) has a 54.0% LTV as of the Cut-Off Date and a 1.60x U/W DSCR. Moody's and S&P have confirmed to us that The UBS Warburg Building A Note Loan, in the context of its inclusion in the securitization trust, has credit characteristics consistent with obligations rated A2/A-, respectively. Additionally, The UBS Warburg Building Loan has a "Companion Loan" evidenced by a B Note and secured by the same collateral. Moody's and S&P have confirmed that such Companion Loan, or the securities backed thereby, has credit characteristics consistent with an obligation rated investment grade.

o PROPERTY TYPE DIVERSIFICATION (BY BALANCE): 40.2% Office; 36.7% Retail (14.2% Anchored, 17.3% Regional Mall and 5.2% Unanchored);8.8% Industrial/Warehouse; 7.8% Multifamily; 4.0% Self-Storage; 1.8% Hotel; and 0.6% Other.

o GEOGRAPHIC DISTRIBUTION (BY BALANCE): The properties are distributed throughout 20 states and the District of Columbia. New York (21.3%); California (16.9%); Virginia (14.8%); New Jersey (10.3%); Florida (7.7%); Maryland (7.0%); Missouri (4.2%); Texas (3.7%); and all other states and the District of Columbia less than 3.0% each.

o MONTHLY INVESTOR REPORTING: Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

o    CASH FLOWS WILL BE MODELED ON BLOOMBERG.

Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to the total scheduled principal balance of the entire mortgage pool as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are derived using Cut-Off Date Balances; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

RATING AGENCIES:         Moody's Investors Services, Inc. ("Moody's") and
                         Standard and Poor's Ratings Services, a division of The
                         McGraw-Hill Companies, Inc. ("S&P")

TRUSTEE:                 LaSalle Bank National Association

FISCAL AGENT:            ABN AMRO Bank N.V.

MASTER SERVICER:         First Union National Bank

SPECIAL SERVICER:        Lend Lease Asset Management, L.P.

CLOSING DATE:            Week of December 3, 2001

CUT-OFF DATE:            November 12, 2001

PUBLIC
CERTIFICATES:            Classes A-1, A-2, A-3, B, C and D

PRIVATE
CERTIFICATES*:           Classes X, E, F, G, H, J, K, L, M, N, P and Q *The
                         Private Certificates are not offered hereby.

ERISA: Classes A-1, A-2, A-3, B, C and D are expected to be eligible for the lead managers' individual prohibited transaction exemption.

DETERMINATION DATE:      11th day of each month or, if such day is not a
                         business day, then the following business day.

DISTRIBUTION DATE:       Pays on the 4th business day after Determination Date
                         of each month, commencing in December 2001.

OPTIONAL CALL:           1% Clean-up Call.

MORTGAGE LOANS:          As of the Cut-Off Date, the Mortgage Loans have a
                         weighted average coupon ("WAC") of 7.157% per annum and a weighted average remaining term to maturity of 108 months (assuming that the ARD loans pay in full on their respective anticipated repayment dates). See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

CREDIT
ENHANCEMENT:             Credit enhancement for each class of offered
                         Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:           As to any Distribution Date, the total amount of
                         payments (or advances in lieu thereof) and other collections of principal on the Mortgage Loans that is distributable to the Certificateholders is herein referred to as the "Principal Distribution Amount".
                         Principal and interest payments will generally be made to Certificateholders in the following order:

                         1) Interest to Class A-1, Class A-2, Class A-3 and Class X pro rata,

                         2) Principal up to the Total Principal Distribution Amount to Class A-1 until such class is retired,
                             (1)

                         3) After Class A-1 is retired, principal up to the Principal Distribution Amount to Class A-2 until such Class is retired, (1)

                         4) After Class A-2 is retired, principal up to the Principal Distribution Amount to Class A-3 until such Class is retired, (1)

                         5) Interest to Class B, and then, after Class A-3 is retired, principal up to the Principal Distribution Amount to Class B until such Class is retired,

                         6) Interest to Class C, and then, after Class B is retired, principal up to the Principal Distribution Amount to Class C until such Class is retired,

                         7) Interest to Class D, and then, after Class C is retired, principal up to the Principal Distribution Amount to Class D until such Class is retired; interest and principal up to the related Principal Distribution Amount to Classes E, F, G, H, J, K, L, M, N, P and Q Classes, sequentially.

(1)  A-1, A-2 and A-3 Classes are pro rata if Classes B through Q are retired.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------

REALIZED LOSSES:         Realized Losses from any Mortgage Loan will be
                         allocated in reverse sequential order (i.e., Classes Q, P, N, M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through Q have been retired by losses, Realized Losses shall be applied to the Classes
                         A-1, A-2 and A-3 pro-rata.

APPRAISAL  REDUCTIONS:   With respect to certain specially serviced Mortgage
                         Loans as to which an appraisal is required, including any Mortgage Loan that becomes 60 days (or, in the case of a balloon payment, depending on the circumstances 20 to 30 days) delinquent as to any payment of principal and/or interest, an Appraisal Reduction Amount may be created, generally in the amount, if any, by which the unpaid and unadvanced principal balance of such Mortgage Loan, together with unadvanced interest, unreimbursed advances and certain other items, exceeds the sum of 90% of the appraised value of the related
                         Mortgaged Property, plus certain escrows, letters of credit and reserve funds. The Appraisal Reduction
                         Amount will reduce proportionately the P&I Advance for that loan, which reduction may result in a shortfall of interest to one or more of the most subordinate classes of interest-bearing certificates outstanding. The
                         Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                                                                    MINIMUM             INCREMENTS
                          CLASSES                                 DENOMINATION          THEREAFTER          DELIVERY
--------------------------------------------------------------------------------------------------------------------------
               A-1, A-2, A-3, B, C AND D                            $10,000                 $1                 DTC


PREPAYMENT PREMIUMS(1)


--------------------------------------------------------------------------------------------------------------------------------
    PREPAYMENT      11/01    11/02    11/03    11/04    11/05    11/06     11/07    11/08    11/09    11/10    11/11    11/12
     PREMIUM
--------------------------------------------------------------------------------------------------------------------------------
 LOCK-OUT / DEF.    100.0%   100.0%   100.0%   98.2%    98.2%    94.3%     97.9%    97.6%    97.6%    97.5%    100.0%   100.0%
--------------------------------------------------------------------------------------------------------------------------------
YIELD MAINTENANCE     -        -        -       1.8%     1.8%     2.0%     2.1%      2.4%     2.4%     2.5%      -        -
--------------------------------------------------------------------------------------------------------------------------------
    SUB TOTAL:      100.0%   100.0%   100.0%   100.0%   100.0%   96.3%    100.0%    100.0%   100.0%   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
        2%            -        -        -        -        -        -         -        -        -        -        -        -
--------------------------------------------------------------------------------------------------------------------------------
        1%            -        -        -        -        -        -         -        -        -        -        -        -
--------------------------------------------------------------------------------------------------------------------------------
       OPEN           -        -        -        -        -         3.7%     -        -        -        -        -        -
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL:        100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.0%   100.0%   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------------------------------------------------------


(1) % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults and ARD loans mature and payoff on their respective anticipated repayment dates

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

OPEN PREPAYMENT PERIOD AT END OF LOAN (I.E. PRIOR TO MATURITY DATE OR ARD, AS APPLICABLE):

--------------------------------------------------------------------------------
     OPEN PERIOD AT END          NUMBER OF LOANS          % OF INITIAL
         OF LOAN(1)                                       POOL BALANCE
--------------------------------------------------------------------------------
            NONE                        22                    11.4%
--------------------------------------------------------------------------------
          1 MONTH                       25                    13.6
--------------------------------------------------------------------------------
          2 MONTHS                      14                    11.2
--------------------------------------------------------------------------------
          3 MONTHS                      52                    62.7
--------------------------------------------------------------------------------
          4 MONTHS                      1                      0.7
--------------------------------------------------------------------------------
          6 MONTHS                      1                      0.4
--------------------------------------------------------------------------------
           TOTAL:                      115                   100.0%
--------------------------------------------------------------------------------

(1) Weighted average open period through maturity of the mortgage loans is two months

RESERVES:           The table below does not include the Investment Grade Loans that have been confirmed by Moody's and/or S&P, as having in the context of their inclusion in the trust, credit characteristics consistent with obligations rated investment grade.

--------------------------------------------------------------------------------
              ESCROW TYPES(1)                   % OF CONDUIT LOANS
                                                   W/ESCROWS(2)
--------------------------------------------------------------------------------
Replacement Reserves                                  100.0%
--------------------------------------------------------------------------------
Taxes                                                  96.9%
--------------------------------------------------------------------------------
Insurance                                              90.3%(3)
--------------------------------------------------------------------------------
TI & LC (Retail)                                       98.7%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                  100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                      100.0%
--------------------------------------------------------------------------------

(1) Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit
(2)  As of Cut-Off Date
(3) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure

CASH MANAGEMENT:    Mortgage Loans representing 96.3% of the initial mortgage
                    pool balance employ cash management systems.


---------------------------------------------------------------
                                     MORTGAGE POOL
---------------------------------------------------------------
Springing Lockbox            62.0% of Initial Pool Balance
---------------------------------------------------------------
Hard Lockbox (1)             34.3% of Initial Pool Balance
---------------------------------------------------------------

(1) Includes hard lockboxes that are under lender's control and are subject to cash management agreements which require daily or other periodic sweeps to accounts controlled by the borrower until the occurrence of certain trigger events

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

UBS WARBURG BUILDING A NOTE:

                    The UBS Warburg Building A Note Loan and the related "Companion Loan" is the product of the bifurcation of a original whole loan into two separate loans: a senior A Note and a subordinate B Note. The A Note has been deposited into the trust and is entitled to monthly principal and interest payments, following an initial interest-only period. The B Note, which has not been deposited into the trust, is not entitled to any payments of principal until the A Note is retired. The A Note or securities backed thereby, have been confirmed by Moody's and S&P to have credit characteristics, in the context of its inclusion in the securitization trust, consistent with obligations rated investment grade. The following table provides a summary of that loan:



------------------------------------------------------------------------------------------------------------------------------------
  UBS WARBURG       PROPERTY    CUT-OFF DATE     % OF     COUPON    TERM TO    AMORTIZATION      U/W      LTV(5)        RATINGS
    BUILDING          TYPE         BALANCE       LOAN                 ARD          TERM         DSCR                (MOODY'S/S&P)(6)
------------------------------------------------------------------------------------------------------------------------------------
   A Note            Office     $216,000,000    83.1%              10 years     30 years(2)   1.60x(3)    54.0%          A2/A-
------------------------------------------------------------------------------------------------------------------------------------
   B Note(1)         Office      $44,000,000    16.9%              10 years         N/A       1.33x(3)    65.0% (4)      Baa3/BBB-
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL / WEIGHTED AVERAGE:   $260,000,000   100.0%     6.96%    10 YEARS      30 YEARS     1.33X       65.0%            --
------------------------------------------------------------------------------------------------------------------------------------



(1)  Privately placed
(2) Amortization calculated based on combined principal balance of A Note and B Note following an initial interest-only period
(3) Calculated based on underwritten net cashflow of $27.5 million and the actual debt constant of 7.951%
(4)  Including A Note Balance
(5)  Based on $400,000,000 appraisal value as per Appraisal dated July 12, 2001
(6) Moody's and S&P have confirmed that the ratings in this column reflect an assessment by Moody's and S&P that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

INVESTMENT GRADE LARGE LOANS:


-------------------------------------------------------------------------------------------------------------------------
            NAME                  PROPERTY        CUT-OFF DATE          %          U/W       LTV(2)         RATINGS
                                    TYPE             BALANCE         OF DEAL     DSCR(1)               (MOODY'S/S&P)(3)
-------------------------------------------------------------------------------------------------------------------------
The UBS Warburg Building(4)       Office          $216,000,000        17.8%       1.60x      54.0%          A2/A-
-------------------------------------------------------------------------------------------------------------------------
Fashion Centre at Pentagon     Regional Mall      $166,735,523        13.7        1.82       53.8%          Aa3/AA
City
-------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:           --            $382,735,523        31.5%       1.70X      53.9%            --
-------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on underwritten net cashflow and actual debt constant
(2)  Calculated based on Cut-Off Date of balance and related appraised value
(3) Moody's and S&P have confirmed to the Depositor that the credit characteristics of the loans above, in the context of their inclusion in the securitization trust, are consistent with obligations so rated
(4)  A Note only



OTHER SIGNIFICANT MORTGAGE LOANS:

-----------------------------------------------------------------------------------------------------------------------------
             NAME                   PROPERTY         CUT-OFF DATE          %         U/W       LTV(2)          RATINGS
                                      TYPE             BALANCE          OF DEAL    DSCR(1)                (MOODY'S/S&P)(3)
-----------------------------------------------------------------------------------------------------------------------------
 Connell Corporate Center I         Office           $54,477,853          4.5%      1.25x       59.2%           A1/A
-----------------------------------------------------------------------------------------------------------------------------
 Plaza Frontenac                 Regional Mall       $43,800,000          3.6       1.53        67.4           NA/BBB-
-----------------------------------------------------------------------------------------------------------------------------
 Amsdell Portfolio(4)            Self Storage        $41,863,443          3.4       1.72        66.5           Baa3/NA
-----------------------------------------------------------------------------------------------------------------------------
 Tri-County Business Park(5)      Industrial/        $23,109,335          1.9       1.36        77.0            NA/NA
                                   Warehouse
-----------------------------------------------------------------------------------------------------------------------------
 Wal-Mart Distribution Center     Industrial/        $22,522,030          1.9       1.25        71.5            NA/NA
                                   Warehouse
-----------------------------------------------------------------------------------------------------------------------------
 Hadley Shopping Center(6)      Anchored Retail      $20,461,623          1.7       1.35        74.7            NA/NA
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL/WEIGHTED AVERAGE:            --            $206,234,284         17.0%      1.43X       67.3%             --
-----------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on underwritten net cashflow and actual debt constant
(2)  Calculated based on Cut-Off Date of balance and related appraised value
(3) Moody's and/or S&P have confirmed to the Depositor that the credit characteristics of three of the loans above, in the context of their inclusion in the securitization trust, are consistent with obligations so rated
(4)  Loan secured by nine properties
(5) Three other loans in the transaction are cross-collateralized and cross-defaulted with the Tri-County Business Park loan: (Tamiami
     Properties: $6,645,495; Kennedy Commerce Center: $5,516,261; and Edgewater Commerce Center: $3,084,909)
(6) Four groups of cross-collateralized and cross-defaulted mortgage loans not included in this chart have Cut-Off Date balances greater than $20,000,000. None of the individual loans, however, have balances greater than the Cut-Off Date balance for the Hadley Shopping Center loan

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

INVESTMENT GRADE LARGE MORTGAGE LOANS:

--------------------------------------------------------------------------------------------------------------------------------
                                              THE UBS WARBURG BUILDING LOAN
--------------------------------------------------------------------------------------------------------------------------------
A NOTE CUT-OFF BALANCE:                      $216,000,000
--------------------------------------------------------------------------------------------------------------------------------
COUPON(1):                                   6.96%
--------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE ("ARD"):          October 11, 2011
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                               October 11, 2031
--------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD                                  10 years, including
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                30 years, commencing on November 11, 2004 after a 36 months interest-only
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                     Fisher Brothers/UBS
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                    A 43-story class A office building with 1,017,123 net rentable square feet,  which is currently managed by an affiliate of Fisher Brothers Realty
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                    299 Park Avenue, New York, NY
--------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                  1967
--------------------------------------------------------------------------------------------------------------------------------
TENANTS:                                     Tenants with investment grade ratings represent approximately 94% of the revenue of the property (with approximately 78% of the leases maturing in 2018), including the following tenants:

                                                                         % of        Square       Lease End    Credit Ratings
                                                       Tenant             Revenue     Footage       Date        (Moody's/S&P)
                                             ----------------------------------------------------------------------------------
                                             UBS Warburg                   73.8%      740,987       2018*        Aa2/AA+
                                             Consulate of Japan             6.6%       50,000       2009         Aa1/AA+
                                             Nielsen Media Research         6.0%       50,000       2003         Baa1
                                             Den Danske                     3.7%       26,266       2018         Aa2/AA-
                                             Standard Chartered Bank        3.4%        4,900       2018         A2/A
                                             Westvaco Corporation           0.5%       43,480       2018         Baa1/BBB

                                             * With the exception of a portion of the 17th floor and the UBS cafeteria
--------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                           100% as of August 2001
--------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(2):                          $400,000,000
--------------------------------------------------------------------------------------------------------------------------------
LTV(2) (A NOTE):                             54.0%
--------------------------------------------------------------------------------------------------------------------------------
U/W DSCR (A NOTE)(3):                        1.60x
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                    On-going monthly reserves for taxes, insurance, capital expenditures and TI/LCs;
                                             initial reserve for deferred maintenance Monthly reserve through March 2003 in the initial amount of $320,630, and from April 2003 through April 2004 in the initial amount of $88,791 for tenant rollover (representing only approximately 12% of the net rentable area) in 2003/2004 Other reserves as required pursuant to the loan documents
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                     Hard with full cash management
--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                  Lockout  with  defeasance  permitted  beginning  two years  after  securitization.
                                             Prepayment in whole without penalty allowed starting three months prior to ARD
--------------------------------------------------------------------------------------------------------------------------------
B NOTE:                                      $44 million subordinated B Note will be offered in a separate private placement;
                                             the B Note does not receive principal until the A Note is paid in full
--------------------------------------------------------------------------------------------------------------------------------



(1) Weighted average interest rate for the UBS Warburg Building A Note Loan and the Companion Loan
(2)  Based on appraisal dated as of July 12, 2001
(3) Calculated based on underwritten net cashflow of $27.5 million and the actual debt constant of 7.951%

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

INVESTMENT GRADE LARGE MORTGAGE LOANS (CONTINUED):

--------------------------------------------------------------------------------------------------------------------------------
                                 FASHION CENTRE AT PENTAGON CITY LOAN
--------------------------------------------------------------------------------------------------------------------------------
CUT-OFF BALANCE:                             $166,735,523
--------------------------------------------------------------------------------------------------------------------------------
COUPON:                                      6.63%
--------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE ("ARD"):          September 11, 2011
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                               September 11, 2031
--------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD                                  10 years
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                30 years
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                     Simon Property Group and CalPERS
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                    Regional mall with 821,644 gross leaseable area
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                    Arlington, VA
--------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                  1989
--------------------------------------------------------------------------------------------------------------------------------
2000 IN-LINE SALES/SF:                       $719
--------------------------------------------------------------------------------------------------------------------------------
2000 IN-LINE COST OF OCCUPANCY:              11.6%
--------------------------------------------------------------------------------------------------------------------------------
ANCHORS:                                     Macy's(1) (253,314 square feet; credit rating of Baa1/BBB+ from Moody's and S&P, respectively) and Nordstrom(1) (219,415 square feet; credit rating of Baa1/A-
                                             from Moody's and S&P, respectively)
--------------------------------------------------------------------------------------------------------------------------------
2000 ANCHOR SALES/SF:                        Macy's $317, Nordstrom $366
--------------------------------------------------------------------------------------------------------------------------------
NATIONAL IN-LINE TENANTS:                                                    Square          Lease End      Credit Ratings
                                                       Tenant                Footage            Date         (Moody's/S&P)
                                             -----------------------------------------------------------------------------------
                                             Crate & Barrel                  14,276          1/31/2005         NR/NR
                                             Limited                         13,175          1/31/2005         Baa1/BBB+
                                             Gap/Gap Kids                    11,333          8/31/2010         Baa2/BBB+
                                             Abercrombie & Fitch             10,593          1/31/2006         NR/NR
--------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                           99.7% as of July 2001
--------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE:                             $310,000,000
--------------------------------------------------------------------------------------------------------------------------------
LTV(2):                                      53.8%
--------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(3):                                 1.82x
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                    On-going tax escrow.  Insurance escrow is required only if insurance is no longer carried under Simon Property's blanket policy
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                     Springing
--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                  Defeasance permitted beginning two years after securitization.  Prepayment without penalty allowed starting three months prior to ARD

--------------------------------------------------------------------------------------------------------------------------------


(1) Anchors own their own improvements, which are not part of the mortgaged property, and lease their pads from the borrower, which are part of the mortgaged property
(2)  As of Cut-Off Date
(3)  Calculated based on underwritten net cashflow and actual debt constant

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS:

------------------------------------------------------------------------------------------------------------------------------------
                       CONNELL CORPORATE CENTER I LOAN
------------------------------------------------------------------------------------------------------------------------------------
CUT-OFF BALANCE:                       $54,477,853
------------------------------------------------------------------------------------------------------------------------------------
COUPON:                                6.40%
------------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                         June 11, 2013
------------------------------------------------------------------------------------------------------------------------------------
TERM TO MATURITY:                      11 years, 9 months
------------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                          Fully amortizing
------------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                               The Connell Company
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                              Office building with 415,372 net rentable square feet
------------------------------------------------------------------------------------------------------------------------------------
LOCATION:                              Berkeley Heights, NJ
------------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                            1984, renovated 1999-2000
------------------------------------------------------------------------------------------------------------------------------------
MAJOR TENANTS:                         The property is 100% occupied by four tenants: American Home Assurance (215,677 square feet;
                                       subsidiary of AIG with a credit rating of Aaa/AAA from Moody's and S&P, respectively), EMC
                                       Corporation (112,841square feet; credit rating of BBB+ from S&P), The Connell Company (54,936 square feet) and Agere Systems Inc. (31,918 square feet; credit rating of Baa3 from Moody's)
------------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                     100% as of July 2001
------------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE:                       $92,000,000
------------------------------------------------------------------------------------------------------------------------------------
LTV(1):                                59.2%
------------------------------------------------------------------------------------------------------------------------------------
U/W DSCR:                              1.25x based on an actual constant of 12.19%
                                       1.65x based on a debt constant of 9.25%
------------------------------------------------------------------------------------------------------------------------------------
RESERVES:                              On-going for taxes and insurance
------------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                               Hard
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                            Defeasance permitted beginning two years after securitization.  Prepayment without penalty allowed starting three months prior to maturity
------------------------------------------------------------------------------------------------------------------------------------

(1)  As of Cut-Off Date

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS (CONTINUED):

--------------------------------------------------------------------------------------------------------------------------------
                                 PLAZA FRONTENAC LOAN
--------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $43,800,000
--------------------------------------------------------------------------------------------------------------------------------
COUPON:                                       7.50%
--------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE ("ARD"):           July 11, 2006
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                July 11, 2036
--------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD:                                  5 years
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 Interest-Only
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      Verizon Pension Fund
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                     Regional mall with 443,136 square feet of gross leaseable area
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     Frontenac, MO
--------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                   1974/ extensively renovated in 1994
--------------------------------------------------------------------------------------------------------------------------------
2000 IN-LINE SALES/SF:                        $477
--------------------------------------------------------------------------------------------------------------------------------
2000 IN-LINE COST OF OCCUPANCY:               11.1%
--------------------------------------------------------------------------------------------------------------------------------
ANCHORS:                                      Neiman Marcus(1) (135,044 square feet) and Saks Fifth Avenue(2) (125,669 square feet)
--------------------------------------------------------------------------------------------------------------------------------
2000 ANCHOR SALES/SF:                         Neiman Marcus $341, Saks Fifth Avenue $212
--------------------------------------------------------------------------------------------------------------------------------
NATIONAL IN-LINE TENANTS:                     Talbots (13,566 square feet), Pottery Barn (8,750 square) and J Crew (7,500 square feet)
--------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                            97.7% as of September 2001
--------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE:                              $65,000,000
--------------------------------------------------------------------------------------------------------------------------------
LTV(3):                                       67.4%
--------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(4):                                  1.53x
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     On-going for taxes & insurance; initial deposits for capital expenditures
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Springing
--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Defeasance permitted beginning two years after securitization.  Prepayment without penalty allowed starting three months prior to ARD
--------------------------------------------------------------------------------------------------------------------------------

(1) Neiman Marcus owns its store and pad, neither of which are part of the mortgaged property

(2) Saks Fifth Avenue owns its store, which is not part of the mortgaged property and leases its pad from the borrower, which is part of the mortgaged property

(3)  As of Cut-Off Date

(4)  Calculated based on underwritten net cashflow and actual debt constant

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS (CONTINUED):


------------------------------------------------------------------------------------------------------------------------------------
                                          AMSDELL LOAN(1)
------------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $41,863,443
------------------------------------------------------------------------------------------------------------------------------------
COUPON:                                       7.13%
------------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE ("ARD"):           December 11, 2006
------------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                September 11, 2026
------------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD:                                  5 years, 4 months
------------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 25 years
------------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      New York Common Retirement Fund / The Amsdell Companies
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                     Self storage portfolio with 6,831 units / 728,564 square feet
------------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     NJ (5 Properties), CT (3 Properties), OH (1 Property)
------------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                   Various
------------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                            79.6% as of March 2001 (Trailing Twelve Months)
------------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE:                              $62,910,000
------------------------------------------------------------------------------------------------------------------------------------
LTV(2):                                       66.5%
------------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(3) :                                 1.72x
------------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     On-going for taxes, insurance, and replacement reserves
------------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Springing
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Defeasance permitted beginning two years after securitization
                                              Prepayment without penalty allowed starting two months prior to ARD
------------------------------------------------------------------------------------------------------------------------------------

(1)  One loan secured by nine properties
(2)  As of Cut-Off Date
(3)  Calculated based on underwritten net cashflow and actual debt constant

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS (CONTINUED):


--------------------------------------------------------------------------------------------------------------------------------
                                                 TRI-COUNTY BUSINESS PARK LOAN
--------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                 $23,109,335
--------------------------------------------------------------------------------------------------------------------------------
COUPON:                               6.73%
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                        October 11, 2008
--------------------------------------------------------------------------------------------------------------------------------
TERM TO MATURITY:                     7 years
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                         30 years
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                              The Adler Group/Apollo
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                             Industrial/warehouse property consisting of 674,365 square feet
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                             Tampa, FL
--------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                           1990
--------------------------------------------------------------------------------------------------------------------------------
MAJOR TENANTS:                        Technical Resource Connections (57,000 square feet) and The Stailey Company (50,000 square feet)
--------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                    91.2% as of August 2001
--------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE:                      $30,000,000
--------------------------------------------------------------------------------------------------------------------------------
LTV(1):                               77.0%
--------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(2) :                         1.36x
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                             On-going for taxes, insurance, replacement reserves, and TI/LCs
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                              Springing
--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                           Defeasance permitted beginning two years after securitization;
                                      Prepayment without penalty allowed starting two months prior to maturity
--------------------------------------------------------------------------------------------------------------------------------
RELATED LOANS:                        Three other loans in the transaction are cross-collateralized and cross-defaulted with the Tri-County Business Park loan.  Together, the mortgage loans have the following characteristics:
--------------------------------------------------------------------------------------------------------------------------------
                                                                     CUT-OFF DATE          % OF
                                                  LOAN                  BALANCE        TOTAL BALANCE     DSCR(1)      LTV(2)
                                      ------------------------------------------------------------------------------------------
                                      Tri-County Business Park       $23,109,335          60.2%           1.36x       77.0%
                                      Tamiami Properties              $6,645,495          17.3%           1.49x       68.5%
                                      Kennedy Commerce Center         $5,516,261          14.4%           1.29x       64.1%
                                      Edgewater Commerce Center      $3,084,909             8.0%          1.38x       79.1%
                                      ------------------------------------------------------------------------------------------
                                      TOTALS/WTD. AVG.:             $38,356,000           100.0%           1.37X      73.9%
--------------------------------------------------------------------------------------------------------------------------------

(1)  As of Cut-Off Date
(2)  Calculated based on underwritten net cashflow and actual debt constant

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS (CONTINUED):

--------------------------------------------------------------------------------------------------------------------------------
                                 WAL-MART DISTRIBUTION CENTER & AMERICAN PORT SERVICES LOAN
--------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                          $22,522,030
--------------------------------------------------------------------------------------------------------------------------------
COUPON:                                        7.40%
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                 August 11, 2011
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                  16 years
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                       Palmetto Holdings
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                      An industrial/warehouse property with 1,266,300 rentable square feet
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                      Savannah, GA
--------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                    2001
--------------------------------------------------------------------------------------------------------------------------------
MAJOR TENANTS:                                 Wal-Mart (800,100 square feet), American Port Services (250,200 square feet)
                                               and Michael's Stores, Inc. (216,000 square feet)
--------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                             100% as of August 2001
--------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE:                               $31,500,000
--------------------------------------------------------------------------------------------------------------------------------
LTV(1):                                        71.5%
--------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(2) :                                  1.25x
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                      On-going for taxes, insurance, replacement reserves, and TI/LCs
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                       Springing
--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                    Defeasance permitted beginning four years after loan origination  Prepayment without penalty allowed starting 1 month prior to ARD
--------------------------------------------------------------------------------------------------------------------------------

(1)  As of Cut-Off Date

(2)  Calculated based on underwritten net cashflow and actual debt constant

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS (CONTINUED):

--------------------------------------------------------------------------------------------------------------------------------
                                      HADLEY SHOPPING CENTER LOAN
--------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                          $20,461,623
--------------------------------------------------------------------------------------------------------------------------------
COUPON:                                        7.40%
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                 August 11, 2011
--------------------------------------------------------------------------------------------------------------------------------
TERM TO MATURITY:                              10 years
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                  30 years
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                       National Realty & Development Company/Robert C. Baker
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                      Anchored retail property with 251,464 square feet of gross leaseable area
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                      South Plainfield, NJ
--------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                    1985/ renovated in 2001
--------------------------------------------------------------------------------------------------------------------------------
MAJOR TENANTS:                                 Kohl's (108,378 square feet; credit rating of A3/A- from Moody's and S&P, respectively) and Great A&P Tea Company (50,174 square feet)
--------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                             96.2% as of June 2001
--------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE:                               $27,400,000
--------------------------------------------------------------------------------------------------------------------------------
LTV(1):                                        74.7%
--------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(2) :                                  1.35x
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                      On-going for taxes, insurance, replacement reserves, and TI/LC's
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                       Hard
--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                    Defeasance permitted beginning two years after securitization
                                               Prepayment without penalty allowed starting three months prior to maturity
--------------------------------------------------------------------------------------------------------------------------------


(1)  As of Cut-Off Date

(2)  Calculated based on underwritten net cashflow and actual debt constant

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

ANTICIPATED REPAYMENT DATE LOANS:

                    24 Mortgage Loans, representing 52.6% of the Initial Pool Balance, provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date" or "ARD") prior to maturity set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the mortgaged property, as determined in the related mortgage, to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on, after, and in some cases, for a short period prior to, the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

DETAILED MONTHLY INVESTOR REPORTING:

                    Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

                                      NAME OF REPORT                               DESCRIPTION (INFORMATION PROVIDED)
                 -------------------------------------------------------------------------------------------------------------------
                 1        Distribution Date Statement              Principal and interest distributions, principal balances
                 -------------------------------------------------------------------------------------------------------------------
                 2        Mortgage Loan Status Report              Portfolio stratifications
                 -------------------------------------------------------------------------------------------------------------------
                 3        Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
                 -------------------------------------------------------------------------------------------------------------------
                 4        Delinquent Loan Status Report            Listing of delinquent mortgage loans
                 -------------------------------------------------------------------------------------------------------------------
                 5        Historical Loan Modification Report      Information on modified mortgage loans
                 -------------------------------------------------------------------------------------------------------------------
                 6        Historical Liquidation Report            Net Liquidation proceeds and realized losses
                 -------------------------------------------------------------------------------------------------------------------
                 7        REO Status Report                        NOI and value of REO
                 -------------------------------------------------------------------------------------------------------------------
                 8        Servicer Watch List                      Listing of loans in jeopardy of becoming Specially Serviced
                 -------------------------------------------------------------------------------------------------------------------
                 9        Loan Payoff Notification Report          Listing of loans where borrower has requested a pay-Off statement



ADVANCING:          The Master Servicer will be obligated to make advances of
                    scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction
                    Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related Mortgage Loan. If the Master
                    Servicer fails to make a required Advance, the Trustee and Fiscal Agent will be obligated to make such advances.

CONTROLLING CLASS:  The Controlling Class will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling Class will also have the right to select a representative that may direct or advise the Special Servicer with respect to special servicing actions subject to the servicing standards set in the Pooling and Servicing Agreement. However, in the case of The UBS Warburg Building Mortgage Loan, for so long as the principal amount of the corresponding Companion Loan (B Note) (net of any existing related Appraisal Reduction Amount) is at least 25% of the original principal amount of such Companion Loan, the holder of such Companion Loan will have the right to direct or advise the Special Servicer with respect to significant special servicing actions for The UBS Warburg Building Mortgage Loan and the corresponding Companion Loan.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

                    GENERAL CHARACTERISTICS                                        PROPERTY TYPES
----------------------------------------------------------       ----------------------------------------------------
                                                                                                % OF INITIAL POOL
          CHARACTERISTICS                                              PROPERTY TYPES                BALANCE
----------------------------------------------------------       ----------------------------------------------------
       Initial Pool Balance             $1,214,055,882                     Office                      40.2%
----------------------------------------------------------       ----------------------------------------------------
          Number of Loans                    115                           Retail                      36.7
----------------------------------------------------------       ----------------------------------------------------
             Gross WAC                      7.157%                    Industrial/W'hse                  8.8
----------------------------------------------------------       ----------------------------------------------------
          Original WAM(1)                 110 months                     Multifamily                    7.8
----------------------------------------------------------       ----------------------------------------------------
         Remaining WAM(1)                 108 months                    Self Storage                    4.0
----------------------------------------------------------       ----------------------------------------------------
      Average Loan Balance(2)            $10,557,008                        Hotel                       1.8
----------------------------------------------------------       ----------------------------------------------------
     Weighted Average U/W DSCR              1.50x                           Other                       0.6
----------------------------------------------------------       ----------------------------------------------------
     WA LTV at Maturity/ARD(1)              55.4%                          TOTAL:                     100.0%
----------------------------------------------------------       ----------------------------------------------------
       Geographic Diversity          20 states and D.C.
----------------------------------------------------------
       Balloon or ARD Loans                 95.5%
----------------------------------------------------------

(1) Assumes ARD loans pay in full on their anticipated repayment dates. Includes fully amortizing loans.
(2)  $7,356,817 when excluding the two large Investment Grade Loans

                                                      COLLATERAL SUMMARY BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  WA
                                 AGGREGATE         % OF         AVERAGE      GROSS     REM.                    OCCUPANCY
                        # OF    CUT-OFF DATE   INITIAL POOL  CUT-OFF DATE     WAC      WAM     WA       WA     RATE (%)    BALLOON
       PROPERTY TYPE    LOANS   BALANCE ($)      BALANCE      BALANCE ($)     (%)    (MOS)     LTV     DSCR     (1)          %(2)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                    26     $487,813,206     40.2%       $18,762,046    7.073%     116    62.7%    1.45X     97.41%     79.85%
------------------------------------------------------------------------------------------------------------------------------------
RETAIL                    46     $445,382,316     36.7         $9,682,224    7.188      108    65.5     1.54     97.74       88.37
------------------------------------------------------------------------------------------------------------------------------------
    Regional Mall         2      $210,535,523     17.3       $105,267,761    6.811      105    56.6     1.76     99.28       89.28
------------------------------------------------------------------------------------------------------------------------------------
    Other Anchored(3)     28     $171,906,829     14.2         $6,139,530    7.501      111    74.7     1.32     96.61       87.11
------------------------------------------------------------------------------------------------------------------------------------
    Unanchored            16      $62,939,965      5.2         $3,933,748    7.598      111    70.2     1.44     95.64       88.77
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL/WAREHOUSE      14     $106,852,303      8.8         $7,632,307    7.203      101    72.3     1.37     95.70       82.40
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY               20      $95,011,151      7.8         $4,750,558    7.099       89    70.0     1.70     96.09       90.42
------------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE              4       $49,077,432      4.0        $12,269,358    7.155       65    66.0     1.68     80.39       90.97
------------------------------------------------------------------------------------------------------------------------------------
HOTEL                     3       $22,456,471      1.8         $7,485,490    7.875      118    57.9     1.48      N/A        82.26
------------------------------------------------------------------------------------------------------------------------------------
OTHER                     2        $7,463,003      0.6         $3,731,501    8.672      105    68.1     1.35     90.44       87.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/AVG./WTD. AVG:     115   $1,214,055,882    100.0%       $10,557,008     7.157%    108    65.2%    1.50X    96.29%(4)   84.57%
------------------------------------------------------------------------------------------------------------------------------------


(1)  Assumes ARD loans pay in full on their anticipated repayment dates
(2)  Percent of the balloon balance at maturity as a percentage of the Cut-Off
     Date
(3)  Includes properties with single tenants that are nationally recognized
(4)  Excludes hotels

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

                  LOAN SIZE DISTRIBUTION                                            GROSS RATE DISTRIBUTION
------------------------------------------------------------       ----------------------------------------------------------
                                                                                                              % OF INITIAL
     CUT-OFF DATE BALANCE          # OF      % OF INITIAL               GROSS RATE RANGES          # OF           POOL
          RANGES ($)               LOANS     POOL BALANCE                      (%)                 LOANS        BALANCE
------------------------------------------------------------       ----------------------------------------------------------
         0 - 2,000,000              16            1.9%                    6.251 - 6.500              1             4.5%
------------------------------------------------------------       ----------------------------------------------------------
     2,000,001 - 4,000,000          33            8.0                     6.501 - 6.750              8            19.1
------------------------------------------------------------       ----------------------------------------------------------
     4,000,001 - 6,000,000          21            8.9                     6.751 - 7.000              8            21.7
------------------------------------------------------------       ----------------------------------------------------------
     6,000,001 - 8,000,000          13            7.6                     7.001 - 7.250             20            12.4
------------------------------------------------------------       ----------------------------------------------------------
    8,000,001 - 10,000,000           9            6.6                     7.251 - 7.500             41            26.5
------------------------------------------------------------       ----------------------------------------------------------
    10,000,001 - 15,000,000          8            8.9                     7.501 - 7.750             21            10.1
------------------------------------------------------------       ----------------------------------------------------------
    15,000,001 - 20,000,000          7            9.8                     7.751 - 8.000             12             4.5
------------------------------------------------------------       ----------------------------------------------------------
    20,000,001 - 25,000,000          3            5.4                     8.001 - 8.500              1             0.3
------------------------------------------------------------       ----------------------------------------------------------
    25,000,001 - 50,000,000          2            7.1                     8.501 - 8.750              1             0.4
------------------------------------------------------------       ----------------------------------------------------------
   50,000,000 - 100,000,000          1            4.5                     8.751 - 9.000              1             0.2
------------------------------------------------------------       ----------------------------------------------------------
        150,000,000 > =              2           31.5                     9.001 - 9.250              1             0.4
------------------------------------------------------------       ----------------------------------------------------------
            TOTAL:                  115         100.0%                        TOTAL:                115          100.0%
------------------------------------------------------------       ----------------------------------------------------------

Min.: $998,543                                                     Min.: 6.400%
Max.: $216,000,000                                                 Max.: 9.190%
Avg.: $10,557,008                                                  Wtd. Avg.: 7.157%



               REMAINING TERM TO MATURITY(1)                                      REMAINING AMORTIZATION TERM
------------------------------------------------------------       ----------------------------------------------------------
                                                                                                              % OF INITIAL
            MONTHS                 # OF      % OF INITIAL                     MONTHS               # OF           POOL
                                   LOANS     POOL BALANCE                                          LOANS        BALANCE
------------------------------------------------------------       ----------------------------------------------------------
            49 - 60                 10           8.6%                       133 - 144                1            4.5%
------------------------------------------------------------       ----------------------------------------------------------
            61 - 72                  2            4.1                       169 - 192                2            2.3
------------------------------------------------------------       ----------------------------------------------------------
            73 - 84                 15            9.2                       229 - 240                3            0.4
------------------------------------------------------------       ----------------------------------------------------------
           97 - 108                  4            1.3                       277 - 288                1            0.4
------------------------------------------------------------       ----------------------------------------------------------
           109 - 120                83           72.3                       289 - 300               15            8.4
------------------------------------------------------------       ----------------------------------------------------------
           133 - 144                 1            4.5                       337 - 348                3            0.9
------------------------------------------------------------       ----------------------------------------------------------
            TOTAL:                  115          100.0%                     349 - 360               90            83.1
------------------------------------------------------------       ----------------------------------------------------------
(1)  Assumes ARD Loans mature on their anticipated                             TOTAL:                115         100.0%
     repayment dates                                               ----------------------------------------------------------

Min.: 56 months                                                    Min.: 139  months
Max.: 139  months                                                  Max.: 360  months
Wtd. Avg.: 108 months                                              Wtd. Avg.: 338  months

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

         UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS                                LOAN TO VALUE RATIOS (LTV)
                        (U/W DSCR)
-----------------------------------------------------------       ----------------------------------------------------------
                                            % OF INITIAL                                                     % OF INITIAL
         CUT-OFF DATE             # OF          POOL                       CUT-OFF DATE             # OF         POOL
         DSCR RANGES              LOANS        BALANCE                    LTV RANGES (%)            LOANS       BALANCE
-----------------------------------------------------------       ----------------------------------------------------------
         1.21 - 1.24                7           1.7%                      20.001 - 25.000             1           0.8%
-----------------------------------------------------------       ----------------------------------------------------------
         1.25 - 1.29               22          20.6                       50.001 - 55.000             5          32.1
-----------------------------------------------------------       ----------------------------------------------------------
         1.30 - 1.34               24          12.3                       55.001 - 60.000             9          10.3
-----------------------------------------------------------       ----------------------------------------------------------
         1.35 - 1.44               36          18.7                       60.001 - 65.000             5           1.9
-----------------------------------------------------------       ----------------------------------------------------------
         1.45 - 1.49                9           4.5                       65.001 - 70.000            19          12.9
-----------------------------------------------------------       ----------------------------------------------------------
         1.50 - 1.59                7           4.8                       70.001 - 75.000            38          19.0
-----------------------------------------------------------       ----------------------------------------------------------
         1.60 - 1.69                4          18.4                       75.001 - 80.000            38          22.9
-----------------------------------------------------------       ----------------------------------------------------------
         1.70 - 1.99                5          18.3                           TOTAL:                 115        100.0%
-----------------------------------------------------------       ----------------------------------------------------------
           2.60 >=                  1           0.8               Min.: 24.1%
-----------------------------------------------------------       Max.: 80.0%
            TOTAL:                 115        100.0%              Wtd. Avg.: 65.2%
-----------------------------------------------------------
Min.: 1.22x
Max.: 4.91x
Wtd. Avg.:1.50x

                    OCCUPANCY RATES(1)                                         MATURITY DATE/ARD LOAN TO VALUE
-----------------------------------------------------------       ----------------------------------------------------------
                                            % OF INITIAL                                                     % OF INITIAL
    CUT-OFF DATE OCCUPANCY        # OF          POOL                     MATURITY DATE/ARD          # OF         POOL
          RANGES (%)              LOANS        BALANCE                    LTV RANGES (%)            LOANS       BALANCE
-----------------------------------------------------------       ----------------------------------------------------------
        65.01 - 80.00               5            4.7%                     00.001 - 25.000             2           5.3%
-----------------------------------------------------------       ----------------------------------------------------------
        80.01 - 85.00               1            1.2                      30.001 - 35.000             1           0.5
-----------------------------------------------------------       ----------------------------------------------------------
        85.01 - 90.00               6            3.9                      35.001 - 40.000             1           1.9
-----------------------------------------------------------       ----------------------------------------------------------
        90.01 - 95.00              22           16.2                      45.001 - 50.000             8          34.0
-----------------------------------------------------------       ----------------------------------------------------------
           95.01 >=                78           73.9                      50.001 - 55.000             9           5.0
-----------------------------------------------------------       ----------------------------------------------------------
            TOTAL:                 112         100.0%                     55.001 - 60.000            15           4.2
-----------------------------------------------------------       ----------------------------------------------------------
(1) Excluding hotels.                                                     60.001 - 65.000            22          13.3
                                                                  ----------------------------------------------------------
Min.: 71.4%                                                               65.001 - 70.000            43          24.7
Max.: 100.0%                                                      ----------------------------------------------------------
Wtd. Avg.: 96.5%                                                          70.001 - 75.000            14          11.1
                                                                  ----------------------------------------------------------
                                                                             TOTAL:                 115        100.0%
                                                                  ----------------------------------------------------------
                                                                  Min.: 0.0%
                                                                  Max.: 74.9%
                                                                  Wtd. Avg.: 55.4%

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------


                                                 GEOGRAPHIC DISTRIBUTION

-----------------------------------------------------------       ----------------------------------------------------------
          STATE                 # OF        % OF INITIAL                  STATE                # OF          % OF INITIAL
                             PROPERTIES     POOL BALANCE                                    PROPERTIES       POOL BALANCE
-----------------------------------------------------------       ----------------------------------------------------------
         New York                11              21.3%                     Ohio                  6                 1.5%
-----------------------------------------------------------       ----------------------------------------------------------
        California               27             16.9                  New Hampshire              1               1.3
-----------------------------------------------------------       ----------------------------------------------------------
         Virginia                 5             14.8                     Arizona                 5               1.3
-----------------------------------------------------------       ----------------------------------------------------------
        New Jersey               10             10.3                     Michigan                2               1.1
-----------------------------------------------------------       ----------------------------------------------------------
         Florida                 19              7.7                     Colorado                5               0.6
-----------------------------------------------------------       ----------------------------------------------------------
         Maryland                 7              7.0                     Arkansas                1               0.3
-----------------------------------------------------------       ----------------------------------------------------------
         Missouri                 2              4.2                  Massachusetts              1               0.3
-----------------------------------------------------------       ----------------------------------------------------------
          Texas                  10              3.7               District of Columbia          1               0.2
-----------------------------------------------------------       ----------------------------------------------------------
       Pennsylvania               5              2.7                     Illinois                1               0.2
-----------------------------------------------------------       ----------------------------------------------------------
         Georgia                  5              2.5                      Nevada                 1               0.1
-----------------------------------------------------------       ----------------------------------------------------------
       Connecticut                6              2.0                      TOTAL:                131             100.0%
-----------------------------------------------------------       ----------------------------------------------------------



          ----------------------------------------------------------------------
                    LOAN TYPE               NUMBER           % OF INITIAL
                                           OF LOANS          POOL BALANCE
          ----------------------------------------------------------------------
                     Balloon                  90                   42.9%
          ----------------------------------------------------------------------
                    ARD Loan                  24                   52.6
          ----------------------------------------------------------------------
                Fully Amortizing              1                     4.5
          ----------------------------------------------------------------------
                     TOTAL:                  115                  100.0%
          ----------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).